UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 5, 2007

NNN Healthcare/Office REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 26, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of NNN Healthcare/Office REIT Advisor, LLC, or our Advisor, entered into a Purchase Agreement, or the Agreement, with St. Mary Physicians Center, LLC, an unaffiliated third party, or the Seller, for the purchase of St. Mary Physicians Center located in Long Beach, California, for a purchase price of $13,800,000.

On September 5, 2007, Triple Net Properties executed an Assignment and Assumption of Purchase Agreement, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement, to NNN Healthcare/Office REIT St. Mary Physician Center, LLC, our wholly-owned subsidiary.

On September 5, 2007, we acquired St. Mary Physicians Center from the Seller for a purchase price of $13,800,000, plus closing costs. We financed the purchase price through a secured loan of $8,280,000 on the property with the Seller and an unsecured loan of $6,100,000 with NNN Realty Advisors, Inc., or NNN Realty Advisors, our sponsor (both loans are described in Item 2.03 below). An acquisition fee of $414,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

The above descriptions of the Agreement and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 5, 2007, we, through NNN Healthcare/Office REIT St. Mary Physician Center, LLC, entered into a secured loan with the Seller. The secured loan is evidenced by a Note Secured by Deed of Trust, or the Secured Note, in the principal amount of $8,280,000, and is secured by a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, or the Deed of Trust, on St. Mary Physicians Center. The loan matures on September 4, 2009 and bears interest at a rate of 5.80% per annum. The loan provides for monthly interest-only payments in the amount of $40,020, due on the 1st day of each month beginning on October 1, 2007. If any monthly installment that is due is not received by the Seller on or before the 10th day of each month, the loan provides for a late charge equal to 10% of such monthly installment. In the event of default, the loan also provides for a default interest rate of 24.0% per annum. The loan may be paid at any time in full or in part without premium or penalty.

On September 5, 2007, in connection with our acquisition of St. Mary Physicians Center, we, through NNN Healthcare/Office REIT Holdings, L.P., our operating partnership, also entered into an unsecured loan with NNN Realty Advisors, as evidenced by an Unsecured Promissory Note in the principal amount of $6,100,000, or the Unsecured Note. The Unsecured Note matures on March 5, 2008. The Unsecured Note bears interest at a fixed rate of 6.86% per annum and requires monthly interest-only payments beginning on October 1, 2007 for the term of the Unsecured Note. The Unsecured Note also provides for a default interest rate of 8.86% per annum. Since NNN Realty Advisors is our sponsor, this loan is deemed a related party loan. Therefore, the terms of the unsecured loan and the Unsecured Note were approved by a majority of our directors, including a majority of our independent directors, and deemed fair, competitive and commercially reasonable by our directors.

The material terms of the loans are qualified in their entirety by the terms of the Secured Note, Deed of Trust and Unsecured Note attached hereto as Exhibit 10.3 through 10.5 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On September 11, 2007, we issued a press release announcing the acquisition of St. Mary Physicians Center. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Purchase Agreement by and between St. Mary Physicians Center, LLC and Triple Net Properties, LLC, dated June 26, 2007

10.2 Assignment and Assumption of Purchase Agreement by and between Triple Net Properties, LLC and NNN Healthcare/Office REIT St. Mary Physician Center, LLC, dated September 5, 2007

10.3 Note Secured by Deed of Trust by NNN Healthcare/Office REIT St. Mary Physician Center, LLC in favor of St. Mary Physicians Center, LLC, dated September 5, 2007

10.4 Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, by NNN Healthcare/Office REIT St. Mary Physician Center, LLC in favor of St. Mary Physicians Center, LLC, dated September 5, 2007

10.5 Unsecured Promissory Note by NNN Healthcare/Office REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc., dated September 5, 2007

99.1 NNN Healthcare/Office REIT, Inc. Press Release, dated September 11, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.

September 11, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Purchase Agreement by and between St. Mary Physicians Center, LLC and Triple Net Properties, LLC, dated June 26, 2007
10.2	Assignment and Assumption of Purchase Agreement by and between Triple Net Properties, LLC and NNN Healthcare/Office REIT St. Mary Physician Center, LLC, dated September 5, 2007
10.3	Note Secured by Deed of Trust by NNN Healthcare/Office REIT St. Mary Physician Center, LLC in favor of St. Mary Physicians Center, LLC, dated September 5, 2007
10.4	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, by NNN Healthcare/Office REIT St. Mary Physician Center, LLC in favor of St. Mary Physicians Center, LLC, dated September 5, 2007
10.5	Unsecured Promissory Note by NNN Healthcare/Office REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc., dated September 5, 2007
99.1	NNN Healthcare/Office REIT, Inc. Press Release, dated September 11, 2007